SECOND AMENDMENT TO LOCK UP AND PLAN SUPPORT AGREEMENT

This Second Amendment to Lock Up and Plan Support Agreement (this “Amendment”), dated as of February 3, 2010, is made by and among:

(a)	The undersigned First Lien Lenders (as defined below) under that certain Amended and Restated Credit Agreement, dated as of July 6, 2007, among FX Luxury Las Vegas I, LLC (the “Debtor”), a Nevada limited-liability company (fka Metroflag BP, LLC) and FX Luxury Las Vegas II, LLC (“FX II”), a Nevada limited-liability company (fka Metroflag Cable, LLC), FX Luxury Las Vegas Parent, LLC (“Las Vegas Parent”), a Delaware limited-liability company (fka BP Parent, LLC), the banks, financial institutions and other lenders listed on the signature pages hereto (the “First Lien Lenders”), and Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent for the First Lien Lenders and Credit Suisse Securities (USA) LLC, as syndication agent, sole book running manager and sole lead arranger (as further amended, modified or supplemented from time to time);

(b)	Landesbank Baden-Württemberg, New York Branch (as successor-in-interest to Credit Suisse, Cayman Islands Branch, the “First Lien Agent”);

(c)	The undersigned Second Lien Lenders (the “Supporting Second Lien Lenders”) under that certain Amended and Restated Credit Agreement, dated as of July 6, 2007, among the Debtor, FX II, Las Vegas Parent, the banks, financial institutions and other entities listed on the signature pages thereto, and NexBank, SSB (as successor-in-interest to Credit Suisse, Cayman Islands Branch, the “Second Lien Agent”), as administrative agent and collateral agent for the Second Lien Lenders;

(d)	The Second Lien Agent;

(c)	The Debtor; and

(e)	LIRA LLC (“Equity Parent”), a Delaware limited liability company;

(each First Lien Lender, the First Lien Agent, each Supporting Second Lien Lender, the Second Lien Agent, the Debtor and the Equity Parent, individually a “Party”, and collectively, the “Parties”).

RECITALS

Whereas, pursuant to that certain Lock Up and Plan Support Agreement (as amended, supplemented or otherwise modified through the date hereof, the “Lock Up”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lock Up), dated as of December 18, 2009, by and between the Parties, the Parties agreed, subject to the terms and conditions set forth therein, to take, and forego from taking, certain actions in respect of the Transaction;

Whereas, pursuant to that certain First Amendment to Lock Up and Plan Support Agreement (the “First Amendment”), dated as of January 22, 2010, by and between the Parties, the Parties agreed to (1) extend certain periods prescribed in the Lock Up for achieving milestones related to the Transaction and (2) certain other amendments to the Lock, all as more particularly set forth therein; and

Whereas, the Parties have agreed to a further extension of the periods extended by the First Amendment as more particularly described below.

Now, Therefore, in consideration of the foregoing and the promises, mutual covenants and agreements set forth herein and for other good and valuable consideration, the Parties agree as follows:

Section 1. Amendment to the Lock Up. The definition of “Document Finalization Date” in Section 1 of the Lock Up is hereby amended and restated in its entirety to read as follows:

““Document Finalization Date” means February 12, 2010 or such earlier date upon which the Parties agree, in the sole and absolute discretion of each such Party, that the Key Transaction Documents are in final form.”.

Section 2. Escrow Agreements. Each of the Parties that is also a Party to either of the Equity Sponsor Escrow Agreement or the Supporting Second Lien Lender Escrow Agreement hereby agrees that each of the Escrow Agreements remain in full force and effect as of the date hereof.

Section 3. Effect of Amendment on the Lock Up. On and after the Effective Date (as defined below) of this Amendment, each reference in the Lock Up to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Lock Up shall mean and be a reference to the Lock Up as amended by this Amendment. The Lock Up, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly set forth in the this Amendment, no other amendment, modification, consent or waiver of the Lock Up should be construed or implied.

Section 4. Representations. Each Party represents to each other Party that each of the representations and warranties made by it in Section 4 of the Lock Up remains true and correct as of the date hereof and that, after giving effect to the amendments contained herein, no default exists under the Lock Up.

Section 5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) when and if each Party shall have executed and delivered to the First Lien Agent a counterpart of this Amendment. This Amendment is subject to and made in accordance with the provisions of Section 8.8 of the Lock Up.

Section 6. Miscellaneous Terms.

6.1. Headings. The headings of all sections of this Amendment are inserted solely for the convenience of reference and shall not affect the interpretation hereof.

6.2. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Amendment, each of the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, and by execution and delivery of this Amendment, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to New York jurisdiction, if the Prepackaged Case is commenced, each Party agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Amendment unless and until the Prepackaged Case has been dismissed, the automatic stay has been lifted, or this Amendment has been terminated, in which case all disputes will be adjudicated in the Southern District of New York.

6.3. Waiver of Jury Trial. Each of the Parties hereby waives trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Parties in the negotiation, administration, performance or enforcement thereof.

6.4. Counterparts. This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

6.5. Integration. This Amendment and any agreement referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof. The terms hereof may not be contradicted by any evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements among the Parties concerning the subject matter hereof.

6.6. Survival of Amendment. Each of the Parties acknowledges and agrees: (a) that this Amendment is being executed in connection with negotiations concerning a possible financial restructuring of the Debtor and in contemplation of the Prepackaged Case; and (b) it is the intention of the Parties that, to the fullest extent permitted under applicable law, the rights granted in this Amendment are enforceable by each signatory hereto without approval of the Bankruptcy Court.

[SIGNATURES ON THE NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

FX LUXURY LAS VEGAS I, LLC
(f/k/a Metroflag BP, LLC),
a Nevada limited liability company
By: FX Luxury, LLC (f/k/a FX Luxury Realty, LLC), a Delaware limited liability company, its sole member
By: FXL, Inc., a Delaware corporation, its managing member
By:
Name: Mitchell J. Nelson
Title: President

LIRA LLC By:
Name: Paul C. Kanavos Title: Authorized Signatory

FIRST LIEN AGENT

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as First Lien Agent By:
Name:
Title:
By:
Name:
Title:

FIRST LIEN LENDERS

LANDESBANK BADEN-WÜRTTEMBERG,
as a First Lien Lender

By:

Name:
Title:

By:

Name:
Title:

MÜNCHENER HYPOTHEKENBANK EG,
as a First Lien Lender

By:

Name:
Title:

By:

Name:
Title:

DEUTSCHE HYPOTHEKENBANK

(ACTIEN-GESELLSCHAFT), as a First Lien Lender

By:

Name:
Title:

By:

Name:
Title:

GREAT LAKES REINSURANCE (UK) PLC,
as a First Lien Lender

By:

Name:
Title:

By:

Name:
Title:

SECOND LIEN AGENT

NEXBANK, SSB, as Second Lien Agent

By:
Name:
Title:

SUPPORTING SECOND LIEN LENDERS

SPECTRUM INVESTMENT PARTNERS, LP, as a Supporting Second Lien Lender

By: SPECTRUM GROUP MANAGEMENT, LLC, its General Partner

By:
Name:
Title:

FIVE MILE CAPITAL POOLING INTERNATIONAL LLC, as

a Supporting Second Lien Lender

By: FIVE MILE CAPITAL PARTNERS LLC, its manager

By:
Name:
Title:

TRANSAMERICA LIFE INSURANCE COMPANY, as a Supporting Second Lien Lender

By:
Name:
Title: